U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Earliest Event Reported:  July 28, 2003

RTG Ventures, Inc.

(Exact name of registrant as specified in its charter)

  Florida

 333-85072

   59-3666743

(State or other jurisdiction of

Commission

(I.R.S. Employer

incorporation or organization)

File Number

Identification No.)

185 Madison Ave., 10th Floor

New York, N.Y. 10016

(Address of principal executive offices, including zip code)

(212) 725-4423

(Registrant’s telephone number, including area code)

Preliminary Note: This report includes, in addition to an Item 4 change in the registrant's certifying accountant, the financial statements and pro forma financial statements relating to the acquisition of MJWC, Inc. and the assets of Brain Games Asia, Inc. as described in our Report on Form 8-K filed June 6, 2003.

Item 4.  Changes in Registrant’s Certifying Accountant

On July 28, 2003, following our acquisition of MJWC, Inc., and all of the assets of Brain Games Asia, Inc. we dismissed James E. Scheifley & Associates, P.C. as our auditors and appointed Goldstein & Morris Certified Public Accountants P.C. of New York, New York, to audit our consolidated financial statements for the year ended May 31, 2003. Our Board of Directors approved the change.

The independent auditor's report of James E. Scheifley & Associates, P.C. on our financial statements for the year ended May 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to audit scope or accounting principles. .

During our two most recent fiscal years and through the date of the change in auditors, we did not have any disagreements with James E. Scheifley & Associates, P.C.  on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of James E. Scheifley & Associates, P.C. would have caused it to make reference to the subject matter thereof in connection with its independent auditor's report.

Item 7.  Financial Statements and Exhibits

(a)

Financial Statements of business acquired

MJWC, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

ELEVEN MONTHS ENDED APRIL 30, 2003

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors

and Shareholders of  MJWC, INC.

We have audited the accompanying balance sheet of MJWC, Inc., (a development stage company), as of April 30, 2003 and the related statements of operations, cash flows and changes in stockholders’ equity for the eleven months ended April 30, 2003 and for period July 17, 2000, (date of inception), to April 30, 2003.  These financial statements are the responsibility of the company’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United State of America.  Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position MJWC, Inc. as of April 30, 2003, and the results of its operations and its cash flows for the eleven months ended April 30, 2003 and for period July 17, 2000, (date of inception), to April 30, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ Goldstein & Morris

New York, New York

August 15, 2003

MJWC, INC.

(A Development Stage Company)

BALANCE SHEET

APRIL 30, 2003

ASSETS

Intangible assets	$ - _

STOCKHOLDERS’ EQUITY

Common stock, $.01 par value; 50,000 shares authorized, issued and outstanding	$ 500

Deficit accumulated during the development stage	(500)

Total stockholders’ equity	$ _-__

The accompanying notes are an integral part of these financial statements.

MJWC, INC.

(A Development Stage Company)

STATEMENT OF OPERATIONS

	Eleven Months Ended April 30, 2003	July 17, 2000 (date of inception) to April 30, 2003

Operating Expenses
Office expenses	$ 500	$ 500

Net loss	$ 500	$ 500

The accompanying notes are an integral part of these financial statements.

MJWC, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

	Eleven Months Ended April 30, 2003	July 17, 2000 (date of inception) to April 30, 2003

Cash flows from operating activities:
Net loss	$ (500)	$ (500)
Adjustments to reconcile to net cash used in operating activities	___-__	___-__

Net cash used in operating activities	(500)	(500)

Cash flows from financing activities:
Issuance of common stock	500	500

Net increase in cash	-	-

Cash, beginning of period	___-__	___-__

Cash, end of period	$___-__	$_ -_ _

The accompanying notes are an integral part of these financial statements.

MJWC, INC.

(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

	Eleven Months Ended April 30, 2003	July 17, 2000 (date of inception) to April 30, 2003

Balance, beginning of period	$ -	$ -

Issuance of 50,000 common shares, on March 3, 2003	500	500

Net loss	(500)	(500)

Balance, end of period	$_-__	$_-__

The accompanying notes are an integral part of these financial statements.

MJWC, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE A – ORGANIZATION AND NATURE OF BUSINESS

MJWC, Inc., (the “Company”), is a British Virgin Island corporation organized on July 17, 2000.

The Company is a development stage company.  In March 2003 the Company issued 50,000 shares of its common stock, par value $0.01, and received $500.  In April 2003 the Company acquired from the Chinese government, for no consideration, the contractual rights to organize and promote the world class Chinese Poker Championship and the world Mah Jong Championship.  The Company is currently developing its strategy, promotional and organizational plans for the aforementioned events.  The Company plans to promote these events worldwide.   Management anticipates to commence operations and exit the development stage in the later part of 2003.

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Intangible Assets

Intangible assets consist of contractual rights to undertake specific organizational and promotional activities.  These assets were acquired in a nonmonetary transaction; no consideration was given (cash or assets exchanged).  Because the fair market value of the assets received was not determinable they have been recorded at book value, which is zero.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could differ from these estimates.

NOTE C – SUBSEQUENT EVENT

On May 15, 2003 all of the outstanding shares of the Company were acquired by RTG Ventures, Inc., (“RTG”).  The acquisition was made with the issuance of 22,750,000 shares of RTG’s $.001 par value common stock.  The Company became a wholly owned subsidiary of RTG.

(b)

Pro forma financial information

RTG VENTURES, INC. AND SUBSIDIARY

INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

RTG Ventures, Inc. ("RTG" or the "Company") was incorporated in Florida in September 1998.   The Company is currently inactive.

In May 2003, the Company acquired 100% of the outstanding common stock of MJWC, Inc. ("MJWC"), a British Virgin Island corporation, which is in the development stage.  MJWC was formed to organize and promote the world Chinese Poker Championship and the world Mah Jong Championship.  The Company also acquired certain intangible assets of Brain Games Asia, Inc. (“BGA”), which organizes and hosts skill games, especially Chinese Chess, in the People’s Republic of China and other Far Eastern countries.

The following unaudited pro forma consolidated financial information (the "Pro Forma Financial Statements") of the Company is based on the consolidated historical financial statements of RTG Ventures, Inc. adjusted to give effect to: (i) the MJWC Acquisition and (ii) the assets acquired from BGA.

The Pro Forma Financial Statements were prepared to illustrate the estimated effects of the transactions. The Pro Forma Consolidated Balance Sheet gives effect to the transactions as if it had occurred on February 28, 2003. The Pro Forma Consolidated Statement of Operations for the nine months ended February 28, 2003 gives effect to the transactions as if it had occurred on June 1, 2002.

The pro forma adjustments are based on assumptions that management believes are reasonable. The Pro Forma Financial Statements do not purport to represent what the results of operations or financial position of the Company would have been had the transactions in fact occurred on such dates nor do they purport to project the results of operations or financial position of the Company for any future period or as of any date. The Pro Forma Financial Statements should be read in conjunction with the consolidated financial statements of RTG and the related notes thereto included in the Company's Form 10-QSB for the period ended February 28, 2003, and the financial statements of MJWC and related notes thereto included within the Form 8-K/A.

The transactions will be accounted for as a purchase business combination for the MJWC acquisition and as an asset acquisition for the BGA transaction. Under purchase accounting, the total purchase cost will be allocated to the intangible assets acquired and liabilities assumed based upon their respective fair values. The excess, if any, of the purchase cost over the fair market value of the net assets acquired would be allocated to goodwill. However, under the terms of the agreement between RTG and MJWC, the fair market value of assets acquired is equal to the par value of the common stock issued. Thus, no goodwill will be recorded.  The pro forma allocation represents the Company's preliminary determination of purchase accounting adjustments based upon available information and certain assumptions that management believes are reasonable. The actual allocation of the purchase cost and its effect on the Company's results of operations and financial position may differ significantly from the pro forma amounts included herein.

RTG VENTURES, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

FEBRUARY 28, 2003

			Pro Forma
	RTG	MJWC	Adjustments	Pro Forma
	(Historical)	(Historical)	(Note A)	Consolidated

Current Assets
Cash	$ 59	$		$ 59
Notes receivable	84,759			84,759
Refundable income taxes	2,257			2,257

Total Current Assets	87,075			87,075

Intangible Assets			26,475	26,475

Total assets	$ 87,075		$26,475	$ 113,550

Liabilities and Stockholders' Equity
Liabilities
Accounts payable-trade	$ 700	$		$ 700

Stockholders' Equity
Common Stock	5,208	500	25,975	31,683
Additional paid in capital	51,792			51,792
Unpaid stock subscriptions	(4,000)			(4,000)
Retained earnings	33,375	(500)	500	33,375

Total stockholders' equity	86,375	-	26,475	112,850

Total liabilities and stockholders' equity	$ 87,075	$ -	26,475	$ 113,550

The accompanying notes are an integral part of this unaudited pro forma consolidated financial statement.

RTG VENTURES, INC. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

FEBRUARY 28, 2003

NOTE A - UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                ADJUSTMENTS

1)

The following table summarizes unaudited pro forma consolidated balance sheet adjustments:

				Total
				Pro Forma
	(a)	(b)	(c)	Adjustments
Intangible Assets	22,750	3,725		26,475
Common Stock	22,750	3,725	(500)	(25,975)
Retained Earnings			500	500

(a)

Represents the issuance of 22,750,000 shares of RTG common stock, par value $.001 for all of the outstanding shares of MJWC.  The fair market value of the MJWC shares received was equal to the par value of the RTG stock issued, thus no goodwill was recorded.  The intangible assets acquired consist of contractual rights to promote and organize the world Chinese Poker Championship and the world Mah Jong Championship.

(b)

Represents the acquisition of certain intangible assets from BGA in exchange for      3,725,000 shares of common stock of RTG, $.001 par value.  The intangible assets         acquired consist primarily of rights to arrange, organize and promote the Chinese Chess championships.

(c)

Represents the elimination of MJWC’s common stock and retained earnings upon consolidation.

(2) Common Stock

The pro forma consolidated common stock represents the total of 31,683,000 RTG $.001 common shares issued and outstanding at February 28, 2003 after the acquisitions disclosed herein.  In these acquisitions, RTG issued 26,475,000 shares of  its $.001 par value common stock.

RTG VENTURES, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED FEBRUARY 28, 2003

			Pro Forma
	RTG	MJWC	Adjustments	Pro Forma
	(Historical)	(Historical)	(Note A)	Consolidated

Commission Income	$	$		$

Professional fees	2,700			2,700
Administrative expenses	289	500		789
	2,989	500		3,489

Net Loss	$ (2,989)	(500)		$ (3,489)

PER SHARE INFORMATION:
	Historical			Pro Forma
BASIC AND DILUTED (LOSS) PER COMMON SHARE
	-			-

Shares used in computing pro forma
net loss per share:

Basic and diluted	5,208,000			31,683,000

The accompanying notes are an integral part of this unaudited pro forma consolidated financial statement.

RTG VENTURES, INC. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED FEBRUARY 28, 2003

NOTE A - UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF

                 OPERATIONS ADJUSTMENTS

Amortization of Intangible Assets

Intangible assets consist of contractual rights to organize and promote events.  No amortization has been recorded, since operations have not yet commenced and the assets have not been placed in service.

NOTE B – LOSS PER SHARE

The pro forma weighted-average number of shares outstanding is equal to the historical number of weighted-average shares outstanding, 5,208,000 shares, increased by 26,475,000 shares representing the effect of issuing shares to the former owners of MJWC and, for the acquisition of the intangible assets from BGA.

NOTE C – PRO FORMA INCOME TAXES

At February 28, 2003, the company had an interim net operating loss. A 100% valuation allowance has been established to reserve for the deferred tax assets arising from the net operating loss since there is no assurance that its benefit will be realized in the future.  Accordingly, there is no income tax benefit presented in either the pro forma consolidated balance sheet or the pro forma consolidated statement of operations.

(c)

Exhibits

16.1

Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTG VENTURES, INC.

Date:   August 22, 2003

By:      /sBarrington J. Fludgate

Barrington J. Fludgate, Chief Executive Officer